Exhibit 10.3
RESOLUTION
OF THE
GLOBAL CHIEF HUMAN RESOURCES OFFICER OF
MARRIOTT INTERNATIONAL, INC.

REGARDING THE MARRIOTT INTERNATIONAL, INC. EXECUTIVE DEFERRED COMPENSATION PLAN

WHEREAS, Marriott International, Inc. (the “Company”) maintains the Marriott International, Inc. Executive Deferred Compensation Plan (the “Plan”);

WHEREAS, under Section 7.3 of the Plan, the Company’s Board of Directors (“Board”) may amend the Plan from time to time;

WHEREAS, on August 6, 2009, the Board authorized the Executive Vice President, Global Chief Human Resources Officer, now the Global Chief Human Resources Officer, to amend the Plan as he deems necessary or advisable, provided that no such amendment materially increases the cost to the Company of maintaining the Plan;

WHEREAS, the Plan currently defines “Administrator” as the Company’s Senior Vice President for Executive Compensation;

WHEREAS, the Company has changed the titles of its officers, and the current title of the position with responsibilities formerly held by a Senior Vice President for Executive Compensation is Global Officer, Compensation and Benefits; and

WHEREAS, the Company desires to amend the Plan to reflect the change in titles and to ratify all prior actions taken by the Global Officer, Compensation and Benefits as Administrator;

NOW THEREFORE, BE IT RESOLVED, that any and all actions taken by the Global Officer, Compensation and Benefits with respect to the Plan prior to the date of this resolution be, and hereby are, ratified as actions of the Plan’s Administrator.

BE IT FURTHER RESOLVED, that Section 1.2 of the Plan shall be replaced in its entirety, effective January 1, 2021, as follows:

1.2     “Administrator” means the Company’s Global Officer, Compensation and Benefits.

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IN WITNESS WHEREOF, the Global Chief Human Resources Officer at Marriott International, Inc. has executed this resolution this 25 day of March 2021.

/s/ David A. Rodriguez
David A. Rodriguez Global Chief Human Resources Officer Marriott International, Inc.